UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2013

IXIA

(Exact name of registrant as specified in its charter)

California	000-31523	95-4635982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26601 W. Agoura Road, Calabasas, California	91302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 818-871-1800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

Second Amended and Restated Ixia 2008 Equity Incentive Plan

On June 19, 2013, at the 2013 Annual Meeting of Shareholders (the “2013 Annual Meeting”) of Ixia (the “Company”), the Company’s shareholders approved the Second Amended and Restated Ixia 2008 Equity Incentive Plan (the “Second Amended 2008 Plan”). The Board of Directors of the Company (the “Board”) had approved the Second Amended 2008 Plan on May 10, 2013, subject to and effective upon approval by the Company’s shareholders.

The Second Amended 2008 Plan authorizes the grant of incentive and nonstatutory stock options, restricted stock units, restricted stock awards, share appreciation rights and cash awards to employees of and consultants to the Company and certain of its subsidiaries and to the Company’s non-employee directors; provided, however, that consultants and non-employee directors may not be granted incentive stock options. The Second Amended 2008 Plan also authorizes the grant of restricted stock units and restricted stock awards that are intended to qualify as “performance-based” compensation that is fully deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

The Second Amended 2008 Plan amended the Company’s previous Amended and Restated Ixia 2008 Equity Incentive Plan, as amended (the “2008 Plan”), to, among other changes:

•	increase the maximum number of shares available for future awards by 9,800,000,

•	add cash awards to the types of awards that may be granted, and

•

add (i) a limit on the total number of shares (i.e., 1,000,000) subject to options and share appreciation rights granted to an eligible participant in any calendar year, and (ii) with respect to performance-based awards that are intended to comply with the exception under Section 162(m) of the Code, limits on the total number of shares (i.e., 1,000,000) subject to restricted stock unit and restricted stock awards that an individual may earn over a 12-month period and on the total dollar amount (i.e., $2,000,000) subject to cash awards that an individual may earn over a 12-month period.

A more complete description of the terms of the Second Amended 2008 Plan and of the amendments to the 2008 Plan can be found in “Proposal 3 – Approval of Second Amended and Restated 2008 Equity Incentive Plan” (pages 55-75) in the Company’s Proxy Statement dated May 15, 2013 (the “Proxy Statement”), as filed with the Securities and Exchange Commission (the “Commission”) on May 20, 2013.

The foregoing description of the Second Amended 2008 Plan is qualified in its entirety by reference to the Second Amended and Restated Ixia 2008 Equity Incentive Plan included as Exhibit 10.1 in this Current Report on Form 8-K.

Amendment to 2010 Employee Stock Purchase Plan, as Amended

On June 19, 2013, at the 2013 Annual Meeting, the Company’s shareholders approved an amendment (the “Amendment”) to the Ixia 2010 Employee Stock Purchase Plan, as amended (the “Purchase Plan”), to increase by 2,000,000 the number of shares of the Company’s Common Stock authorized and reserved for issuance thereunder. The Board had approved the Amendment on May 10, 2013, subject to and effective upon approval by the Company’s shareholders.

The Purchase Plan, as amended, is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code and provides employees of the Company and of its designated subsidiaries with an opportunity to participate in the ownership of the Company by purchasing shares of the Company’s Common Stock at a discounted price through accumulated payroll deductions. A more complete description of the terms of the Purchase Plan, as amended, can be found in “Proposal 4 – Approval of Amendment to 2010 Employee Stock Purchase Plan, as Amended” (pages 75-82) in the Proxy Statement.

The foregoing description of the Purchase Plan, as amended, is qualified in its entirety by reference to (i) the Ixia 2010 Employee Stock Purchase Plan, including Amendment No. 1 thereto, included as Exhibit 4.2 in the Company’s Registration Statement on Form S-8 (Reg. No. 333-176237) filed with the Commission on August 11, 2011, (ii) Amendment No. 2 to the Ixia 2010 Employee Stock Purchase Plan, as amended, included as Exhibit 4.2 in the Company’s Registration Statement on Form S-8 (Reg. No. 333-188689) filed with the Commission on May 17, 2013 and (iii) the Amendment included as Exhibit 10.2 in this Current Report on Form 8-K.

2013 Senior Officer Bonus Plan

On June 19, 2013, the Compensation Committee of the Board (the “Committee”) approved the Ixia 2013 Senior Officer Bonus Plan (the “2013 Bonus Plan”) under which the Company’s executive officers and certain of its senior officers (collectively, the “Participating Officers”) are eligible to earn cash bonuses based on target bonus opportunities. The target bonus opportunities are established as a percentage of a Participating Officer’s base salary and are 100% in the case of Victor Alston, the Company’s President and Chief Executive Officer, 70% in the case of Errol Ginsberg, the Company’s Chief Innovation Officer, and 60% in the case of each of Thomas B. Miller, the Company’s Chief Financial Officer, Ronald W. Buckly, the Company’s Senior Vice President, Corporate Affairs and General Counsel, and Alan Grahame, the Company’s Senior Vice President, Worldwide Sales (collectively, the “Named Executive Officers”).

Each Participating Officer is eligible to receive a bonus (a “Company Bonus”) based on the degree to which the Company achieves annual revenue and adjusted operating income goals for 2013. Each Participating Officer (other than Messrs. Alston and Ginsberg) is also eligible to receive a bonus (an “Individual Bonus”) based on the degree to which he achieves individual objectives assigned to him for 2013. Participating Officers will not be entitled to receive either a Company Bonus or an Individual Bonus if the Company’s 2013 adjusted operating income is less than the minimum operating income threshold for the payment of Company Bonuses under the 2013 Bonus Plan.

Company Bonuses. Each Participating Officer is eligible to earn a Company Bonus equal to his annual base salary as of December 31, 2013 multiplied by (i) a percentage that depends on the officer’s title and (ii) a percentage that depends on the Company’s 2013 financial performance as measured by the degree to which the Company achieves pre-set 2013 revenue and adjusted operating income goals. If the Company achieves exactly 100% of the Company’s target revenue and adjusted operating income goals that have been established for purposes of the 2013 Bonus Plan, then Messrs. Alston, Ginsberg, Miller, Buckly and Grahame will earn Company Bonuses equal to 100%, 70%, 45%, 45% and 45%, respectively, of their annual base salaries. If the Company exceeds its 2013 target revenue and adjusted operating income goals, then the Company’s Participating Officers will earn higher Company Bonuses based on the level of revenue and adjusted operating income actually achieved (up to a maximum of 180% of annual base salary, in the case of Mr. Alston; 126% of annual base salary, in the case of Mr. Ginsberg; and 81% of annual base salary, in the case of each of Messrs. Miller, Buckly and Grahame).

For purposes of the 2013 Bonus Plan, “adjusted operating income” means the Company’s operating income from continuing operations calculated on a consolidated basis for the year ending December 31, 2013 after taking into account any bonuses payable under the 2013 Bonus Plan and under the Company’s 2013 employee bonus plan, and as adjusted to exclude the effects of equity incentive compensation expense, restructuring charges, officer severance compensation, impairment charges, acquisition-related amortization and other M&A-related charges or income, and similar charges or income.

The 2013 Bonus Plan also provides that if Company Bonuses are payable or paid and the Company’s consolidated financial statements for 2013 are restated (or the Company announces that such statements will be restated) to reflect a less favorable financial condition or less favorable results of operations than those previously determined and/or reported, the Committee may in its discretion determine that all or any part of the Company Bonuses will be delayed, will not be paid or, if paid, will be recovered from the Participating Officers who received them.

Individual Bonuses. The Participating Officers other than Messrs. Alston and Ginsberg are also eligible to receive an Individual Bonus based on a determination of the percentage degree (0% to 100%) to which they achieve in 2013 individual objectives that have been assigned to them. The maximum amount of the Individual Bonus payable to a Participating Officer depends on the officer’s title and is equal to 15% of annual base salary in the case of each of Messrs. Miller, Buckly and Grahame.

Target Bonuses. The target amounts of the Company and Individual Bonuses that are payable under the 2013 Bonus Plan to the Named Executive Officers if (i) the Company achieves, but does not exceed, the target financial goals and (ii) Messrs. Miller, Buckly and Grahame achieve 100% of their individual objectives are as follows:

Target Bonuses

Named Executive Officer	Title	Target 2013 Company Bonus*	Target 2013 Individual Bonus(1)	Target 2013 Total Bonus(1)
Victor Alston	President and Chief Executive Officer	$500,000	(2)	$500,000
Errol Ginsberg	Chief Innovation Officer	311,500	(2)	311,500
Thomas B. Miller	Chief Financial Officer	148,500	$49,500	198,000
Ronald W. Buckly	Senior Vice President, Corporate Affairs and General Counsel	153,000	51,000	204,000
Alan Grahame	Senior Vice President, Worldwide Sales	157,500	52,500	210,000

(1)	The amount payable as a Company Bonus or an Individual Bonus will be calculated based on a percentage of such officer’s annual base salary in effect at December 31, 2013. The amounts in the above table for each named executive officer are based on his current annual base salary and are subject to change if the named executive officer’s annual base salary is adjusted prior to January 1, 2014.
(2)	Messrs. Alston and Ginsberg are not eligible to receive Individual Bonuses.

Maximum Bonuses. The maximum amounts of the Company and Individual Bonuses that are payable under the 2013 Bonus Plan to the Named Executive Officers if (i) the Company exceeds the target financial goals and (ii) Messrs. Miller, Buckly and Grahame achieve 100% of their individual objectives are as follows:

Maximum Bonuses

Named Executive Officer	Title	Maximum 2013 Company Bonus(1)	Maximum 2013 Individual Bonus(1)	Maximum 2013 Total Bonus(1)
Victor Alston	President and Chief Executive Officer	$900,000	(2)	$900,000
Errol Ginsberg	Chief Innovation Officer	560,700	(2)	560,700
Thomas B. Miller	Chief Financial Officer	267,300	$49,500	316,800
Ronald W. Buckly	Senior Vice President, Corporate Affairs and General Counsel	275,400	51,000	326,400
Alan Grahame	Senior Vice President, Worldwide Sales	283,500	52,500	336,000

(1)	The amount payable as a Company Bonus or an Individual Bonus will be calculated based on a percentage of such officer’s annual base salary in effect at December 31, 2013. The amounts in the above table for each named executive officer are based on his current annual base salary and are subject to change if the named executive officer’s annual base salary is adjusted prior to January 1, 2014.
(2)	Messrs. Alston and Ginsberg are not eligible to receive Individual Bonuses.

In addition to the Company and Individual Bonuses payable under the 2013 Bonus Plan, additional bonuses may be paid by the Company upon the approval of the independent members of the Company’s Board of Directors in their sole discretion.

The foregoing description of the 2013 Bonus Plan is qualified in its entirety by reference to the 2013 Bonus Plan included as Exhibit 10.3 in this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 19, 2013, the Company held its 2013 Annual Meeting of Shareholders (the “2013 Annual Meeting”). Set forth below is a brief description of each matter voted upon at the 2013 Annual Meeting, and the voting results with respect to each such matter.

1. A proposal to re-elect the following five directors to serve for a one-year term:

Director	Votes For	Votes Withheld	Broker Non-Votes
Victor Alston	65,506,603	2,340,325	0
Laurent Asscher	58,586,004	9,260,924	0
Jonathan Fram	57,829,152	10,017,776	0
Errol Ginsberg	59,636,933	8,209,995	0
Gail Hamilton	57,630,704	10,216,224	0

2. A proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,085,739	5,314,090	447,099	0

3. A proposal to approve the amendment and restatement of the Company’s Amended and Restated 2008 Equity Incentive Plan, as amended, including an amendment to increase the number of shares of the Company’s Common Stock available for future awards thereunder by 9,800,000:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,343,294	18,482,692	20,942	0

4. A proposal to amend the Ixia 2010 Employee Stock Purchase Plan, as amended, to increase the number of shares of the Company’s Common Stock authorized and reserved for issuance thereunder by 2,000,000:

Votes For	Votes Against	Abstentions	Broker Non-Votes
61,007,794	6,759,314	79,820	0

Pursuant to the foregoing votes, at the 2013 Annual Meeting, the Company’s shareholders (i) re-elected each of Messrs. Alston, Asscher, Fram and Ginsberg and Ms. Hamilton to serve as directors until the Company’s 2014 Annual Meeting of Shareholders and until their successors are duly elected and qualified, or until their earlier resignation, removal or death, (ii) approved, on an advisory basis, the compensation of the Company’s named executive officers, (iii) approved the amendment and restatement of the Company’s Amended and Restated Ixia 2008 Equity Incentive Plan, as amended, in the form of the Second Amended and Restated Ixia 2008 Equity Incentive Plan, and (iv) approved the amendment to the Ixia 2010 Employee Stock Purchase Plan, as amended.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

The following Exhibits are filed as a part of this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Second Amended and Restated Ixia 2008 Equity Incentive Plan

10.2	Amendment No. 3 to Ixia 2010 Employee Stock Purchase Plan, as amended

10.3	Ixia 2013 Senior Officer Bonus Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ixia

Dated: June 25, 2013	By:	/s/ Ronald W. Buckly
Ronald W. Buckly
Senior Vice President, Corporate Affairs
and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amended and Restated Ixia 2008 Equity Incentive Plan

10.2	Amendment No. 3 to Ixia 2010 Employee Stock Purchase Plan, as amended

10.3	Ixia 2013 Senior Officer Bonus Plan